FIFTH
AMENDMENT
TO THE
MANAGEMENT AGREEMENT

This fifth amendment (this “Amendment”) to that certain Management Agreement dated January 25, 2008 as amended by the Amendment to the Management Agreement, dated April 30, 2008, as further amended by the Second Amendment to the Management Agreement, dated May 30, 2008, as further amended by the Third Amendment to the Management Agreement, dated as of September 16, 2008 and as further amended by the Fourth Amendment to the Management Agreement, dated as of October 23, 2008 (collectively, the “Agreement”) is made and entered into as of the 18th day of November, 2008, by and among AMERICAN REALTY CAPITAL TRUST, INC., a Maryland corporation (the “Company”), AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “OP”, and together with the Company, the “Owner”), ARC ROCK17MA LLC, a Delaware limited liability company (the “Rockland Owner”), ARC WBPCFL0001, LLC, a Delaware limited liability company (the “National City Owner”), ARC WBPBFL0001, LLC, a Delaware limited liability company (the “Pompano Owner”), ARC PANJOH54 LLC, a Delaware limited liability company (the “PNC1 Owner”) and ARC PA-QRS Trust, a Virginia business trust (the “PNC2 Owner,” and together with the “PNC1 Owner,” the “PNC Owners”) and AMERICAN REALTY CAPITAL PROPERTIES, LLC, a Delaware limited liability company (the “Manager”).

WHEREAS, the OP was organized to acquire, own, operate, lease and manage real estate properties on behalf of the Company;

WHEREAS, the PNC1 Owner is a subsidiary of the OP and the PNC2 Owner is a subsidiary of the Company, and each was organized to acquire, own, operate, lease and manage the respective PNC branch real estate property, identified in Exhibit A hereto, on behalf of the Company (the “PNC Property”);

WHEREAS, the Company intends to continue to raise money from the sale of its common stock to be used, net of payment of certain offering costs and expenses, for investment in the acquisition or rehabilitation of income-producing real estate to be acquired and held by the Company, by the OP or by the Rockland Owner, the National City Owner, the Pompano Owner or the PNC Owners on behalf of the Company; and

WHEREAS, Owner, the Rockland Owner, the National City Owner, the Pompano Owner and the PNC Owners wish to retain Manager to manage and coordinate the leasing of the real estate properties acquired by Owner, Rockland Owner, the National City Owner, the Pompano Owner and the PNC Owners, and the Manager wishes to be so retained, all under the terms and conditions set forth in this Management Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

1.	Section 1.11 will be replaced in its entirely with the following:

“Properties means all real estate properties owned by Owner and all tracts as yet unspecified but to be acquired by Owner containing income-producing Improvements or on which Owner will rehabilitate income-producing Improvements, the Rockland Properties, the National City Property, the Pompano Property and the PNC Property. Properties shall be classified under four categories, residential, retail, industrial and office properties.”

2.           With respect to the PNC Property alone, all references to Owner herein shall be deemed to include the PNC Owners.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AMERICAN REALTY CAPITAL TRUST, INC.,
a Maryland corporation

By:  /s/ William M. Kahane
Name: William M. Kahane
Title:    President

AMERICAN REALTY CAPITAL
OPERATING PARTNERSHIP, L.P., a Delaware
limited partnership

By:  American Realty Capital Trust, Inc., a
Maryland corporation, its General Partner

By:  /s/ William M. Kahane
Name: William M. Kahane
Title: President

AMERICAN REALTY CAPITAL PROPERTIES,
LLC, a Delaware limited liability company

By:  /s/ William M. Kahane
Name: William M. Kahane
Title: President

Fifth Amendment to Management Agreement

ARC ROCK17MA LLC

By:  /s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC WBPCFL000l, LLC,
a Delaware limited liability company

By:  AMERICAN REALTY CAPITAL
OPERATING PARTNERSHIP, L.P., a
Delaware limited partnership, its sole
member

By:  Amencan Realty Capital Trust, Inc., a
Maryland corporation, its General Partner

By:  /s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC WBPBFL0001, LLC,
a Delaware limited liability company

By:  AMERICAN REALTY CAPITAL
OPERATING PARTNERSHIP, L.P., a
Delaware limited partnership, its sole member

By:  American Realty Capital Trust, Inc., a
Maryland corporation, its General Partner

By:  /s/ William M. Kahane
Name: William M. Kahane
Title: President

Fifth Amendment to Management Agreement

ARC PANJOH54 LLC,
a Delaware limited liability company

By:  /s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC PA-QRS Trust,
a Virginia business trust

By:  /s/ William M. Kahane
Name: William M. Kahane
Title: President

Fifth Amendment to Management Agreement

EXHIBIT A

List of Properties

Property No.	Address	City	State	PNC Owner
1.	1001 East Erie Avenue	Philadelphia	PA	PNC2 Owner
2.	108 East Main Street	Somerset	PA	PNC2 Owner
3.	114 West State Street	Media	PA	PNC2 Owner
4.	1136-1144 Main Street	Paterson	NJ	PNC1 Owner
5.	1170 West Baltimore Pike	Media	PA	PNC2 Owner
6.	12 Outwater Lane	Garfield	NJ	PNC1 Owner
7.	1265 McBride Avenue	West Paterson	NJ	PNC1 Owner
8.	141 Franklin Turnpike	Mahwah	NJ	PNC1 Owner
9.	1485 Blackwood-Clementon Road	Clementon	NJ	PNC1 Owner
10.	150 Paris Avenue	Northvale	NJ	PNC1 Owner
11.	16 Highwood Avenue	Tenafly	NJ	PNC1 Owner
12.	1921 Washington Valley Road	Bridgewater Township	NJ	PNC1 Owner
13.	1933 Bordentown Avenue	Sayreville	NJ	PNC1 Owner
14.	204 Raritan Valley College Drive	Somerville	NJ	PNC1 Owner
15.	207 S State Street	Clarks Summit	PA	PNC2 Owner
16.	2200 Cottman Avenue	Philadelphia	PA	PNC2 Owner
17.	222 Ridgewood Avenue	Glen Ridge	NJ	PNC1 Owner
18.	2431 Main Street	Lawrence Township	NJ	PNC1 Owner
19.	294 Main Avenue	Clifton	NJ	PNC1 Owner
20.	50 Main Street	West Orange	NJ	PNC1 Owner
21.	31 S Chester Road	Swarthmore	PA	PNC2 Owner
22.	315 Haddon Avenue	Haddonfield	NJ	PNC1 Owner
23.	321 E 33rd Street	Paterson	NJ	PNC1 Owner
24.	34 East Market Street	Blairsville	PA	PNC2 Owner
25.	359 Georges Road	Dayton	NJ	PNC1 Owner

Property No.	Address	City	State	PNC Owner
26.	36 Bergen Street	Westwood	NJ	PNC1 Owner
27.	401 West Tabor Road	Philadelphia	PA	PNC2 Owner
28.	403 N Baltimore Street	Dillsburg	PA	PNC2 Owner
29.	404 Pennsylvania Avenue East	Warren	PA	PNC2 Owner
30.	410 Main Street	Orange	NJ	PNC1 Owner
31.	422 Broad Street	Bloomfield	NJ	PNC1 Owner
32.	425 Boulevard	Mountain Lakes	NJ	PNC1 Owner
33.	45 South Martine Avenue	Fanwood	NJ	PNC1 Owner
34.	470 Lincoln Avenue	Pittsburgh	PA	PNC2 Owner
35.	49 Little Falls Road	Fairfield	NJ	PNC1 Owner
36.	489 Pleasant Valley Way	West Orange	NJ	PNC1 Owner
37.	555 Cranbury Road	East Brunswick	NJ	PNC1 Owner
38.	572 Pompton Avenue	Cedar Grove	NJ	PNC1 Owner
39.	583 Kearny Avenue	Kearny	NJ	PNC1 Owner
40.	588 Newark-Pompton Turnpike	Pompton Plains	NJ	PNC1 Owner
41.	5900 N Broad Street	Philadelphia	PA	PNC2 Owner
42.	591 Route 33	Millstone	NJ	PNC1 Owner
43.	640 E. Landis Avenue	Vineland	NJ	PNC1 Owner
44.	510 North 6th Street	Philadelphia	PA	PNC2 Owner
45.	7811 Tylersville Road	West Chester	OH	PNC1 Owner
46.	82 Greenbrook Road	Dunellen	NJ	PNC1 Owner
47.	8340 Germantown Avenue	Philadelphia	PA	PNC2 Owner
48.	9 West Somerset Street	Raritan	NJ	PNC1 Owner
49.	1001 Cooper Street	Deptford	NJ	PNC1 Owner
50.	RR1 Box 640 (Route 611)	Tannersville	PA	PNC2 Owner